UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SOUTHWESTERN ENERGY COMPANY

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO ALL SOUTHWESTERN ENERGY COMPANY SHAREHOLDERS

The Annual Meeting of Shareholders of Southwestern Energy Company will be held at the date, time and place below. At the Annual Meeting, shareholders will be asked to consider and vote upon the matters set forth in this notice.

Date and Time:

Tuesday, May 18, 2021
9:00 a.m., Central Daylight Time

Place:

Southwestern Energy Company Headquarters
10000 Energy Drive
Spring, Texas 77389

1.	To elect as directors the nine nominees identified below:
	01 John D. Gass	04 Greg D. Kerley	07 Anne Taylor
	02 S. P. “Chip” Johnson IV	05 Jon A. Marshall	08 Denis J. Walsh III
	03 Catherine A. Kehr	06 Patrick M. Prevost	09 William J. Way
2.	Non-binding advisory vote to approve compensation of our Named Executive Officers for 2020 (Say-on-Pay).
3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
4.	To consider a shareholder proposal regarding special meetings, if properly presented at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2021:

This is not a ballot or proxy and you cannot use this form to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting of Shareholders, 2021 Proxy Statement and 2020 Annual Report to Shareholders are available free of charge at www.swn.com/annualmeeting.

The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3, and “AGAINST” Proposal 4.

PROXIES SUBMITTED BY THE INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:59 P.M. EDT on Monday, May 17, 2021.

How to Vote
After reviewing the proxy materials, you may choose to vote by Internet, telephone, or by mail. If you wish to vote by Internet, you may access the voting site at www.proxyvotenow.com/swn. To vote by telephone, you will need to call 1-866-257-2279. To cast your vote online or by telephone, you will need your shareholder Control Number which is located on the back of this notice.

To vote by mail you will need a paper copy of the proxy card which you may request in accordance with the instructions below. If you choose to vote by mail, simply cast your vote on the proxy card, sign, date, and return it in the envelope provided.

If you would like to receive a paper or email copy of the proxy materials and a proxy card, you must request one by either:

●	calling 1-800-662-5200 (you will be asked for your shareholder Control Number, which is printed on the back of this notice);
●	sending an email to SWN@investor.morrowsodali.com and inserting your stockholder Control Number in the subject line; or
●	going online at www.proxyvotenow.com/swn

If you want to receive a paper or e-mail copy of the 2021 Proxy Statement and 2020 Annual Report, you can request one at any time; you will not otherwise receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy of these reports by May 4, 2021, to facilitate timely delivery.

Due to the continuing public health impact of coronavirus disease 2019 (COVID-19), we are planning for the possibility that the Company’s annual shareholder meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Company and available at www.swn.com/annualmeeting.

Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735	Your Vote Counts! SOUTHWESTERN ENERGY COMPANY 2021 Annual Meeting Vote by May 17, 2021 11:59 PM ET

You invested in SOUTHWESTERN ENERGY COMPANY and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2021.

Get informed before you vote
View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 04, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* May 18, 2021 9:00 AM CDT
Company's Headquarters 10000 Energy Drive Spring, TX 77389

*	If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1A	John D. Gass	For
1B	S. P. "Chip" Johnson IV	For
1C	Catherine A. Kehr	For
1D	Greg D. Kerley	For
1E	Jon A. Marshall	For
1F	Patrick M. Prevost	For
1G	Anne Taylor	For
1H	Denis J. Walsh III	For
1I	William J. Way	For
2	Non-binding advisory vote to approve compensation of our Named Executive Officers for 2020 (Say-on-Pay).	For
3	Proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
4	To consider a shareholder proposal regarding special meetings, if properly presented at the Annual Meeting.	Against
NOTE: Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date.

FLASHID-JOB#